Listing Report:Supplement No. 229 dated Apr 29, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 273350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 13	Length of status:	4y 5m
Credit score:	700-719 (Apr-2010)	Total credit lines:	50	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$68,862	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Stevewh	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment
Purpose of loan:
This loan will be used to provide for Rehabilition support?in addition to?first mortgages that are committed to by us.? We locate the properties, secure initial financing through hard money lenders such as banks and then invest our own money for the 20% down payment and rehab.? This property is then rehabbed, if required, into a leasable house.?

The areas that we are investing are secure well established communities with great homes and?profitable?rent opportunities.? The rehab is done by us or through the use of contractors as part of our business.? The houses we are purchasing do not need extensive time consuming rehab.?? We are interested in getting a house to the rental market from bank owned status.? This usually requires minor paint and carpet replacement, some updating of kitchen and bath and updating to the correct current building codes.

In Michigan, Dearborn and St. Clair Shores are our target markets.? They are strong communities with stringent code requirements?and allow only?good updated homes to be sold or rented.?

We currently have (5)?homes in these areas now.? (4) are currently rented and providing solid cash flow of over 1600 per month.?? (1) will be going up for rent middle of?June 2010?when repairs are secured.? In this current market we are looking to build our inventory?because the prices are so attractive.? We also live in Dearborn, so we know that the market is solid.

My financial situation:
My wife and I are a good source for financial security because we both have established careers in other professions, I am a project manager in the exhibit industry and my wife is a paralegal.? Our credit rating is great (above 700) and our current inventory of houses have solid equity(over 190k above the money owed on the mortgage).??We have a strong business plan that calls for the acquisition of capital to acquire more single and multi unit housing inventory, to buy and hold and build the business in that fashion.? We are also expanding our current Property management business in Dearborn.

So, let us know if you have any questions and thanks for your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	0y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,149	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	admirable-return555	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financially literate-consolidate
Purpose of loan:
This loan will be used to consolidate my credit card debt.? I have greatly improved my job situation in the last year and would like to put unsecured debt into one payment with a better interest rate than credit cards.? By doing this, I can pay down this debt much more quickly and with one payment a month.
My financial situation:
I pay my debts on time and work a stable?full time job as well as selling real estate on the side.??My baseline job covers all my expenses and?anything from Real Estate is on top of that and?can be used to pay down prosper loan.?

Monthly net income: $
about $5000
Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $
??Utilities: $?40
??Phone, cable, internet: $ 25
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 250?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,310.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$372.94

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	69%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	22 / 19	Length of status:	2y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	37	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$18,023	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Foreverblueroses	Borrower's state:	Virginia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008) 680-699 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards. I want to get out of the credit card companies' hold over me. They continue to raise my interest rates and my monthly payments while cutting down my credit limit or closing my account with balances still on them even though I pay on time, pay more than the minimum monthly payments, have not missed any payments and have no delinquencies. They are damaging my credit score and by consolidating my credit card debts into one monthly payments I hope to bring my credit score back up and eliminate my credit card debts.

My financial situation:
I am a good candidate for this loan because I have had a previous Prosper loan in the past I have paid in full and on time as proof of my reliability.

Monthly net income: $ 8000

Monthly expenses: $ 6380
??Housing: $ 3000
??Insurance: $ 200
??Car expenses: $ 650
??Utilities: $ 300
??Phone, cable, internet: $ 130
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
? Childcare: $ 800

Thank you for helping in funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	134%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	9y 9m
Credit score:	700-719 (Apr-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$62,034	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 2	Length of status:	1y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	3	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$86	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	immaculate-p2p	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financing for business investment
Purpose of loan:
This loan will be used to finance workshops needed to take for model training.

My financial situation:
I am a good candidate for this loan because I have a great credit history, and I work 2 jobs. I will also make a HUGE return on my investment.

Monthly net income: $ 1,500

Monthly expenses: $
??Housing: Living with family
??Insurance: None
??Car expenses: None
??Utilities: None
??Phone, cable, internet: $ 115
??Food, entertainment: $ 50
??Clothing, household expenses
??Credit cards and other loans: Paid back in full.
??Other expenses: None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$129.00

Auction yield range:	8.04% - 30.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	22.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1986	Debt/Income ratio:	43%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	1y 6m
Credit score:	660-679 (Apr-2010)	Total credit lines:	32	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$23,413
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dollar-statuette	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills n Taxes
Purpose of loan:
This loan will be used to? Pay off Bills and owed income taxes

My financial situation:
I am a good candidate for this loan because? I pay my?bills on time and have a steady income.

Monthly net income: $ 4000

Monthly expenses: $ 1900 to 2200
??Housing: $ 900
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.04% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	3y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	22	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$14,483	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	voyage8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fusion Asian Restaurant
Purpose of loan:
This loan will be used to replace dining chairs, tables, install TV, molecular gastronomy equipments, color changing lights, tap beer, and half will be used as a working capital

My financial situation:

Monthly net income: $8000

Monthly expenses: $3070
??Housing: $1300
??Insurance: $150
??Car expenses: $500
??Utilities: $150
??Phone, cable, internet: $70
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $300
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 14.35%	Starting monthly payment:	$205.07

Auction yield range:	3.04% - 13.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1981	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	3y 2m
Credit score:	800-819 (Apr-2010)	Total credit lines:	38	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$13,503
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	top-repayment-accord	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
About myself

I am a mother of four adult children and five grandchildren. I pay my bills on time and have good credit. I have three sources of income and all three are stable. I receive Social Security Retirement Benefits, Veterans Affairs Surviving Spouse Benefits, and Rental Income. I have had a rental property for 5 yrs and it currently has tenants with a two year lease agreement.

How I plan on using funds:

I am working on paying off my high interest rate credit card bills. Recently I have run up some credit card bills remodeling and improving my rental property. These remodels were mostly put on store credit cards with high interest rates. I would like to lower my high interest credit cards and get rid of them.

Ability to Pay:

I have never filed for bankruptcy nor had a house foreclosed upon. I faithfully pay all of my bills and I have never neglected to honor any of my financial agreements. If I make a bill I plan on paying it in full. I have two houses, my primary residence and my rental, both of which I have over 50% equity in. This loan will not add additional debt as I plan on paying off the higher interest rate cards and using the money which I currently use on them to pay for this loan.

My monthly income is:

Social Security: $1,445
Veterans Affairs Surviving Spouse Benefits: $1,194
Rental: $1,400
Total: $4,039

Thank You ahead of time for your bids!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$98.22

Auction yield range:	4.04% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	54%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 17	Length of status:	5y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$15,128	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-unconquerable-p2ploan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...? pay off a high interest credit card & get a room ready for my newborn.

My financial situation:
I am a good candidate for this loan because?I have had no lates, collections, or other negative marks on my credit. I have no outstanding collections and everything on my credit report is current.

Monthly net income: $ 4300

Monthly expenses: $ 2100
? Housing: $800
? Insurance: $100
? Car expenses: $200
? Utilities: $100
? Phone, cable, internet: $100
? Food, entertainment: $300
? Clothing, household expenses $200
? Credit cards and other loans: $300
? Other expenses: $?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.10%	Starting borrower rate/APR:	9.10% / 11.20%	Starting monthly payment:	$318.46

Auction yield range:	8.04% - 8.10%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 10	Length of status:	6y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	19	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$70,670	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-trade-liberator	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Develo Orthoimagery Analysis Toolki
Purpose of loan:
This loan will be used to develop an analysis toolkit for orthographic images to be used in transportation analyses

My financial situation:
I am a good candidate for this loan because I am a Sr. Transportation Engineer with 10 yrs experience and already know of many clients waiting for this product

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 200
??Car expenses: $600?
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses?$200?
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1985	Debt/Income ratio:	44%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	9y 1m
Credit score:	720-739 (Apr-2010)	Total credit lines:	20	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$822
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Leftoverature	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-719 (Jan-2010) 680-699 (Jul-2009) 620-639 (Apr-2008)
Principal balance:	$1,861.79	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Budgeting Debt and Medical Expenses
Purpose of loan:
This loan will be used to?consolidate credit debts and ongoing medical expenses.

My financial situation:
I am a good candidate for this loan because? I have guaranteed monthly income through Social Security disability benefits. I also don't have a lot of living expense due to living with my parents.? But I need to further consolidate approximately $3,000 in credit debt and ongoing medical expenses for monthly budgeting purposes.? I have a decent current credit rating and no late payments or arrears on any credit accounts or current loan obligations..

Monthly income: $ 1600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2003	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	2y 0m
Credit score:	660-679 (Apr-2010)	Total credit lines:	23	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$6,015	Stated income:	$50,000-$74,999
Amount delinquent:	$2,291	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blooming-dough5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I am a responsible person and pay my bills on time. I recently had an illness in my family which caused us to rack up credit card debt. It was an emergency situation and I?needed the cash so?I took it from my credit card at a very high intreest rate.

There is one mark on my credit report for my mortgage payment. This is being disputed with the mortgage company and the credit bureau. The payment was submitted on time, however, BOA put in a system upgrade and my payment was somehow canceled. I was not aware of this until I received my next statement that my payment was not made. I provided the confirmation number that I received when I made my payment?and it is currently being reveiwed. I was told this could take up to 60 days to reveiw and anoth 60 days to reverse.

Monthly net household income: $?5,700

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	45%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	8y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	43	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$80,206	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	2/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rooms208	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high credt cards
Purpose of loan:
The purpose of this loan will be used to pay off high credit card balances.

My financial situation:
I am a good candidate for this loan because I have never been late on any payments.
Monthly net income: $ 6500.00????????

Monthly expenses: $
??Housing: $ 1103????
??Insurance: $?40
??Car expenses: $ 408
??Utilities: $ 150
??Phone, cable, internet: $?100
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$94.26

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 8	Length of status:	3y 5m
Credit score:	640-659 (Apr-2010)	Total credit lines:	49	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,887	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gold-forte2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My daughters wedding & shower
Purpose of loan:
This loan will be used to?
help towards my daughters wedding & shower expenses
My financial situation:
I am a good candidate for this loan because?
I have always paid things on time.? Payment can be deducted from my checking account each month.
Monthly net income: $
$2,842? plus I work for a staffing service part time which gives me an additional $300 per month
Monthly expenses: $
??Housing: $ !,100 includes my heat and hot water
??Insurance: $ 150
??Car expenses: $ 100
??Utilities: $ 37
??Phone, cable, internet: $ 120
??Food, entertainment: $?75?Clothing, household expenses $?10
??Credit cards and other loans: $? 533
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 10	Length of status:	2y 5m
Credit score:	600-619 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,472	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dandrewj	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 98% )	600-619 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	1 ( 2% )	620-639 (Oct-2009) 620-639 (Sep-2008) 580-599 (Apr-2008) 520-539 (Nov-2007)
Principal balance:	$2,660.07	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
Debt Consolidation
Purpose of loan:
Hello this is will be?my?third?loan with Prosper. I?would like?to consolidate some debt especially some high interiest rate credit cards and several medical bills.?

My financial situation:
I am a good candidate for this loan, and my payment history with my current Posper?Loan is?very good.?I have?stable and secure?employment.

Monthly net income: $ 2,600.00

Monthly expenses: $
??Housing: $ 1000.00?
??Insurance: $ n/a - paid for through employer
??Car expenses: $ n/a?- paid for through employer
??Utilities: $ 125.00
??Phone, cable, internet: $ n/a?paid for through employer
??Food, entertainment: $?150.00????
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 4,000.00 = $300.00 monthly
??Other expenses Medical: $ 250.00

Thank you for consideration and please feel free to ask any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$123.75

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2004	Debt/Income ratio:	6%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	2y 1m
Credit score:	740-759 (Apr-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,957	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	epic-bid9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Social Responsibility
This loan will be used to fund an inventory expansion for Chaka MarketBridge. Chaka MarketBridge helps artisans in Nicaragua. The artisans use their trade and businesses to provide for their families and make a meaningful impact in their communities.

Chaka buys products from these artisans, allowing them access to greater demand and higher sales, helping them to keep their businesses solvent. To learn more, please visit our website at http://www.chakamarketbridge.com

This business is a venture that four partners and I work at on the side. I have a secure full-time job, as do my partners. I have worked hard to obtain my excellent credit rating and will do what it takes to maintain it. I can safely make the payments on this loan.

Please help my partners and I make a difference in the lives of Nicaraguan artisans. Thanks for your consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$387.17

Auction yield range:	8.04% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	4y 3m
Credit score:	780-799 (Apr-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$2,417	Stated income:	$50,000-$74,999
Amount delinquent:	$443	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	chris40004	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pick ME! Pick ME! I WORK FOR YOU!
Purpose of loan:
I am looking at a new vehicle to get back and forth from work. My F-150 is a gas guzzler and I am looking at a fuel efficient vehicle to save me money and be eco friendly. I have owned a Jeep Grand Cherokee, a Ford Explorer and now a F-150. It is time to start driving something smaller.

My financial situation:
I am a good candidate for this loan because I am a homeowner, with a stable job, and a lot of good things going for me. I bought a beautiful house that appraised for 280k for 80k less than it appraised for. I am a triple major from Georgetown with degrees in International business, Political Science, and French. I used to be in pharmaceuticl sales and made over 100k the first year out of college, but my heart was not in it. I helped start a company called SafeTec which manufactures the X-Deck that you might have seen on TV. It is my dream job, I get to be creative and I just designed for UPS the first universal work stand for all their planes. I am responsible and have always paid all my bills. I have great credit and can pay on time every month. If you look at my new prosper score you will see that I am a 5 ENHANCED SCORE which is the best rating. I will explain the only 2 things on my credit report that keep me from having 100% flawless credit. 1) In college I went to a hospital for an injured back, after sitting in the waiting room for 2 hrs I was led back to a smaller waiting room. I waited for 2 more hours before leaving. They tried to charge me $243 for waiting for 4 hours - no doctors or nurses. I to this day will never pay that bill. Sue me - I pay all my bills, but that is not a bill I will ever pay. 2) Sprint tried to charge me $200 for a cell phone I was no longer in contract for or had been using. Look up Sprint with the BBB - I filed a complaint. Other than that I have 100% flawless credit. I AM A "AA" CREDIT SCORE!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$361.72

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	6y 0m
Credit score:	700-719 (Apr-2010)	Total credit lines:	29	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$7,321	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	stronghold5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff personal & combined debt
Purpose of loan:
This loan will be used to? payoff my personal & combined debt from my father who passed away three years ago.? When he passed, I was a joint holder on a couple of accounts and the banks would not write it off, so I've been paying them, in lieu of my mother who can't really afford to.? The interest rates on the accounts are an average near 24%.? I would like to get the interest rate down to something more reasonable.

My financial situation:
I am a good candidate for this loan because?I have a great credit history for the past several years.? My present?debt to income ratio is good.?

Monthly net income: $ 5646

Monthly expenses: $ 2150
??Housing: $ 1300
??Insurance: $ 70
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 99
??Food, entertainment: $ 200
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 321 (Portion I wish to?payoff with this loan)
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 17	Length of status:	15y 6m
Credit score:	680-699 (Apr-2010)	Total credit lines:	30	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$51,732	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ore-amusement7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to? Pay off a few credit cards and bring balances down on others

My financial situation:
I am a good candidate for this loan because? I am continuing to pay down my credit cards and my income is good and consistent.

Monthly net income: $ 7500.00

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 400
??Car expenses: $ 657
??Utilities: $ 400
??Phone, cable, internet: $ 250
??Food, entertainment: $ 1000
??Clothing, household expenses $ 300
??Credit cards and other loans: $1000
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$127.76

Auction yield range:	3.04% - 8.30%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1997	Debt/Income ratio:	24%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 17	Length of status:	14y 2m
Credit score:	720-739 (Apr-2010)	Total credit lines:	37	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$23,367	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Loan_Shark_74	Borrower's state:	Arizona	Borrower's group:	Thousand Dollar Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	30 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,667.00	< mo. late:	0 ( 0% )	720-739 (Mar-2010) 740-759 (Aug-2009) 620-639 (Jan-2008)
Principal balance:	$35.20	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Third Prosper Loan
Purpose of loan:
This is my?Third loan on Prosper. I recently spent 25K having solar installed on my roof. I still have over?4750 lent on Prosper. I would like to borrow against the remaining?4750 in Prosper, and use the proceeds to pay down debt.

My financial situation:
I am a good candidate for this loan because I always pay my bills.

Here are my current debts and assets:
HRS $1837 at 0% until 6/2010 - payment?19.
Citi $9571 at 1.9% until balance transfer is paid off ? I do not use, so total balance remains at 1.9% -? payment?144.
Juniper $1588 at 2.9% until?balance transfer is paid off?? I do not use, so total balance remains at 2.9% ?? payment?19.
Chase?4519 at 2.9% until 2/2011 - payment 90.
US Bank?3216 at 0% until 6/2010 - payment 33.
Dell account 2631 at 0% until 8/10 - payment 77. Half of the dell is owed by my sister, who is paying me; however, it is on my report so I am claiming it all.
I also have a discover card that I use for food and auto gas expenses. It gets paid off every month?this payment?is reflected in the monthly expenses below.?

I have?4750 in prosper earning interest at approximately 13.24%.
I have?over?32000 in a 457 mutual fund, of which I can borrow up to half if I want.?
Income: $ 64139.98 a year/ 48756.52 take home (this includes about 6500 for national guard)
I also get 639 per month from the VA for attending college under the new GI bill

Monthly expenses:
Housing: $1092??
Car/house Insurance: $114??
Car payments and Gas: $500??
Utilities: Solar?but may still have some costs (grid tied)
Phone, cable, Internet: $256??
Food, entertainment: $500??
Clothing, household expenses $100??
Credit cards and other loans: $382??
Other expenses: $ This prosper loan

Total income per month after taxes and deductions 4700. Approximately 4000 without GI bill.
Total expenses per month?2950 minimum. Average 3150 a month when discretionary spending is included. This loan will raise this to Approximately 3275.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	2%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	0y 6m
Credit score:	780-799 (Apr-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$5,034	Stated income:	$75,000-$99,999
Amount delinquent:	$13,582	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	kdkennedy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy my car from bank.
Purpose of loan:
This loan will be used to? hopefully buy my car from the bank.? I am in the process of repaying my debts under Chapter 13 Bankruptcy.? On my attorney's advice, I surrendered my car in the paperwork because I owe more than it is worth.? It is a 2000 Subaru Outback Limited, I?owe?roughly $8500-9000 and the NADA is $3200. ?I really like my car and would prefer to keep it.? I would like to work with the bank to just sell it to me instead of them having to take possession and sell it at auction.? I am asking for $4000, but I would like to use less than that amount.

My financial situation:
I am a good candidate for this loan because? I am working full time as a Program Director at a Medical Center.? My income is steady: $42.27 / hr.? I have paid my Chapter 13 repayments on time.? My deliquent debt is being repayed in the Ch 13.? My revolving credit is actually not mine, I am an "authorized user" on my parents AMEX (have been for years).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$261.33

Auction yield range:	17.04% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	7 / 6	Length of status:	7y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	23	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$36,339	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-brainy-asset	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for Recovery Events
Purpose of loan:
RecoveryEvents.Net is looking for additional working capital to expand our sales team and cover our modest monthly expenses while our website continues to grow, gain traffic and close more events. RecoveryEvents.Net is an event management company that provides online registration, hotel management services, recovery merchandise and event preparation services for addiction recovery group events and other wellness-focused organizations dedicated to helping others from their personal challenges. Currently we have about 550 events from across the country inside our national directory. We are averaging at least 30 unique visitors a day just from search engines and no advertising.

Our financial situation:
We are a good candidate for this loan because our business already makes money today and we are in a total niche market with zero direct competitors. Because of the long sales cycle of events usually happening yearly or quarterly, event committees are slow to make decisions and so we need the working capital to increase the volume of our direct contacts to recovery groups and treatment centers. Being my partner and I are not financially wealthy and this is a start-up, banking options are very difficult, credit cards are not a viable solution, and so we are looking into this optimistically as a great option.
Each event that signs up yield our business many thousands of dollars depending on the size and options of the event. A 10% close rate on 550 events yields the business several hundred thousand in revenue with excellent profit margins. There is possibly around 2,500 recovery events in the US alone and many thousands more for the 18,000+ treatment centers in the US. The market size is large enough for many areas of growth. We are looking for a loan that will allow us to operate safely as additional events sign up and residual monthly income is more guaranteed and predictable through the volume.
I addition to making money, this business offers the recovering individual a great way to find an event and register to attend. We are honored to be helping the recovery and wellness community connect and take advantage of today' technology and services.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	1y 11m
Credit score:	660-679 (Apr-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	4	Revolving credit balance:	$504	Stated income:	$25,000-$49,999
Amount delinquent:	$2,062	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	poguemahone	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
7,500 to lease martini lounge
Purpose of loan:
To pay lease for the first two months, 6-7k to restock, insurance, and advertising.? Previous owner closed the martini lounge about a month ago, there is a lot of potential and was already profitable at time of close.? It is in a high traffic area and about 1/2 mile from a busy Walmart.?

My financial situation:
I have worked up my credit score from a 525 over the past five years.? I made mistakes when I was in college and have learned to be more financially aware.? Besides my income since I am going to work and run the bar with two partners there shouldn't be any issue repaying a loan. Besides that my wife is an RN and also has a substantial income. Also I do have the ability to get the funding from?a friend.? however he will not only want equity in the business, his interest rate is higher than what I am offered on here.? Plus, I want that feeling that I went out to make a go of this on my own.? thanks.
Monthly net income: $ 5350.00

Monthly expenses: $
??Housing: $ 1300.00
??Insurance: $ 100.00
??Car expenses: $ 400.00
??Utilities: $ 350.00
??Phone, cable, internet: $125.00
??Food, entertainment: $ 650.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$723.45

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	28 / 27	Length of status:	5y 3m
Credit score:	740-759 (Apr-2010)	Total credit lines:	80	Occupation:	Realtor
Now delinquent:	2	Revolving credit balance:	$45,236	Stated income:	$1-$24,999
Amount delinquent:	$283	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	stable-investment8	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
To consolidate and pay off credit cards
My financial situation:
I am a good candidate for this loan because?
?I believe in paying my? financial obilgations on time and as agreed
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$159.88

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 10	Length of status:	1y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	49	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,286	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glroark	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in Prosper
Purpose of loan:
This loan will be used to lend at Prosper. I'm a successful Prosper lender and have lend almost $4k so far since December. Return is around 25%, and so far no defaults or chargeoffs. Would like to see how this works on the borrrower's side and reinvest the proceeds.

My financial situation:
I am a good candidate for this loan because I have a stable job with $170k+ of stated and proven income from last year. This year, income will be substantially higher. I have no debt, except the credit cards which I pay in full every month and lease payment on the car of $520, which is very small relative to my income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$77.34

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1999	Debt/Income ratio:	13%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	1y 8m
Credit score:	760-779 (Apr-2010)	Total credit lines:	15	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$5,520	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	dc11	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	760-779 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	720-739 (Mar-2008)
Principal balance:	$4,164.47	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Wedding Plans!
Purpose of loan:
This loan will be used to pay for a couple extras that would allow my girlfriend and I to have a wedding with our whole families.? We are so excited and want everyone to be able to attend.

My financial situation:
I am a good candidate for this loan because I have currently paid over 70% of an existing Prosper Loan that I used to pay off and close credit cards from college.? The whole time I have been signed up for an automatic deduction from my bank account to ensure on time payment.? I have not had a single late payment on any loan in over 5 years and my financial situation has been increasingly stable year after year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.73%	Starting borrower rate/APR:	28.73% / 31.36%	Starting monthly payment:	$62.64

Auction yield range:	11.04% - 27.73%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	17.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	0y 3m
Credit score:	660-679 (Apr-2010)	Total credit lines:	8	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	contract-tiramisu0	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new laptop for my Husband
Purpose of loan:
Buy a new laptop for my Husband in Afgahnastan?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.

Monthly net income: $ 1015

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$215.61

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 8	Length of status:	2y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	36	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,530	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exponential-loan2	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and relocation
Purpose of loan:
This loan will be used to pay off the remaining balance of my auto loan after selling my car.? It will assist in relocation expenses not included in my relocation package for my promotion/transfer to another campus outside the US for a period of time.? The remaining funds will be used to consolidate my debt.

My financial situation:
I am a good candidate for this loan because of my promotion and relocation to another country that will allow me to focus my earnings on saving and paying off debt.

Monthly net income: $ 4855 (approximate new income - current is $3958)

Monthly expenses: $ 2500 (approximate)
??Housing: $ 1200 (approximate new location)
??Insurance: $ 0 (no auto needed in new? location)
??Car expenses: $ 0 (no auto needed in new location)
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	4y 2m
Credit score:	640-659 (Apr-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,964	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	professional-duty9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off surgery
Purpose of loan:
This loan will be used to?
pay off my surgery debt.
My financial situation:
I am a good candidate for this loan because?
I can pay it off and pay more than the monthly payment if allowed.
Monthly net income: $
2,000
Monthly expenses: $
??Housing: $ o
??Insurance: $ 135
??Car expenses: $ 60-70
??Utilities: $ 0
??Phone, cable, internet: $ 90
??Food, entertainment: $ 90- 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 370
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	11.04% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	15 / 13	Length of status:	1y 10m
Credit score:	740-759 (Apr-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$154,672	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparency-lightning4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some current debts leveraging a fixed rate loan that can be fully amortized in 3 years and result in me having a much?lower overall?debt level at the end of the loan term.?

My financial situation:
I am a good candidate for this loan because I am very trust and credit worthy and?I have never failed to meet any financial obligation as my credit report will show.? I have a strong reliable income stream in my profession that will only improve as the U.S. and world economies recover more fully from the?recent recession. ?My background as a CPA, CMA and financial systems expert demand that I maintain the highest integrity in both my professional and personal affairs. With that I?will meet my obligations under any new loan agreements with the same care and responsibility.? My reason for seeking a loan on Prosper is two-fold: 1.? I love the idea of having the terms of my loan determined by a real free market type of process and 2.? I feel confident that upon close examination of my overall circumstances and standing, that prospective lenders will find me worthy of the loan amount that I have requested and it will be viewed as a good investment in light of my ability to pay with a very high degree of dependability.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.99%	Starting borrower rate/APR:	6.99% / 9.06%	Starting monthly payment:	$154.36

Auction yield range:	4.04% - 5.99%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	2y 0m
Credit score:	780-799 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,138	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	IntegrityRealEstateSolutions	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-779 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Buying a house
I have a friend who works with people in foreclosure. Sometimes?they help them keep their home; other times,?they help them sell. I have decided to buy one of the homes that must be sold. The home is already occupied with a tenant of 5+ years. The rent will more than cover the note. I currently have?6 units and am well aware of the potential pitfalls associated with property management. The home will be going to auction soon, and I am not sure that I can pay the full cash amount without this loan. This will be my second loan from prosper. My first ($25,000) was paid in full as of February this year. It appears that I am being graded as a risk; however, this must be incorrect as I have pristine payment history and a good DTI%. If you have any questions, I will be happy to answer them. Thanks for your consideration and quick response.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$124.63

Auction yield range:	8.04% - 18.00%	Estimated loss impact:	8.42%
Lender servicing fee:	1.00%	Estimated return:	9.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	15	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$11,137	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cake7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
high interest credit card
Purpose of loan:
This loan will be used to? consolidate two high interest credit card debt CHASE VISA $2200?? at 18% APY? Macys? $1000 at 24% APY
I also have a CITIBANK mastercard 7000 at 19% APY . which will not be part of this loan . I would like to combine the Macys and Chase? into one monthly payment
I RATHER PAY YOU THAN THE CREDIT CARD COMPANIES? WHO jacked up my interest rates after so many years with them.

My financial situation:
I am a good candidate for this loan because? I do pay my bills on time and I am very responsible .

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $1400.00
??Insurance: $ 200
??Car expenses: $
??Utilities: none I recently moved in an APT complex where my utilities are included in my rent

??Phone, cable, internet: $ my wife pays this portion of the bills
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300 per month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	18 / 15	Length of status:	0y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$55,365	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	order-widget	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CC-Need Better %
Purpose of loan:
This loan would be used to consolidate and pay off Credit Cards.

My financial situation:
I used credit cards to help finance my business, not the best move, but I needed the cash. I have NEVER been late on?any of MY credit cards.?My credit score is lower than usual due to my debt-to-credit ratio. I am not struggling to pay my bills, I just need to lower my interest rate so that I can continue to use my cash on??business. ?Also I do not know which Credit Report is used, but there were 2 credit cards that were opened by a family member over 10 years ago. They have been removed from my Equifax and TransUnion, but I am not sure about Experian.

Monthly net income: $5500

Monthly expenses: $
??Housing: $2000
??Insurance: $ 200
??Car expenses: $ 690
??Utilities: $ 400
??Phone, cable, internet: $ 99
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.40%	Starting borrower rate/APR:	18.40% / 20.62%	Starting monthly payment:	$727.07

Auction yield range:	17.04% - 17.40%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1971	Debt/Income ratio:	69%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	26 / 24	Length of status:	10y 7m
Credit score:	680-699 (Apr-2010)	Total credit lines:	62	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$76,652	Stated income:	$50,000-$74,999
Amount delinquent:	$67	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-tough-money	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards & doctor
Purpose of loan:
This loan will be used to?pay credit cards?

My financial situation:
I am a good candidate for this loan because?i have good credit just to much?

Monthly net income: $ 3,500.00

Monthly expenses: $
??Housing: $ 981.00
??Insurance: $54.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$49.50

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	9%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	8y 7m
Credit score:	820-839 (Apr-2010)	Total credit lines:	24	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$3,144	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	proud-credit1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidaton
Purpose of loan:
This loan will be used to pay off high a interest credit card.

My financial situation:
I am a good candidate for this loan because I have excellent credit.? I pride myself on ensuring that all of my family's bills are paid each month.? I have always paid back all my previous loans.? I finished paying off a five year car loan for my 2004 Toyota Scion XB last year.? I?do not want to pay 14% interest for my $1,600 credit card debt.? I guarantee that I will not default.? Thanks for helping!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	33y 7m
Credit score:	660-679 (Apr-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$16,191	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	m7m7m7	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASE BUISNESS INVENTORY
Purpose of loan:
This loan will be used to?finance purchase of business inventory for established 7 year old business. Since the credit crunch of the last 2 years the banks will not lend on inventory unless you can secure it with a mortage on your home or 3 to 1 ratio of hard security? to loan value. I am not interested in putting a second mortgage on my home. I am not? desperate for this, it is simply a good business opportunity.

I buy?surplus laboratory & industial equipment and sell?to the US and world market. I have opportunity to purchase a load of equipment from a seller that I have purchased from? 4 or 5 times in the past 2 years. They?have an excess of inventory in their warehouse and need to clear some out. I have been offered a reduced price on the load because thaey have more coming in and nowhere to put it. I have averaged 3 or 4 to 1 return on investment when buying from this supplier.? I would like to take advantage of the opportunity of an increased profit margin. I can buy this load for about?25% less than normal and it is a good quality load that should make a fairly quick turn around in about 90 days?. This will help to pay down a couple of high debt to limit ratios I have on credit cards that have been used recently to buy other equipment. In this business you have to buy when the equipment is available or you lose opportunities to make good profit and stay in business. By the way that is one of the resons for my rating being lower. the cards will be paid as sales progress over the next 90 days.

Best I can tell you. Consider giving my loan a look and any questions are welcome. I can even provide profit & loss statments for the business if needed.
..

My financial situation:
Monthly net income: $ $3300.00 (conservative)

Monthly expenses: $2010?
??Housing: $750
??Insurance: $40 (vehicle) health insurance is deducted from wifes gross?
??Car expenses: $180
??Utilities: $240
??Phone, cable, internet: $110
??Food, entertainment: $ 300 (just 2 of us)
??Clothing, household expenses $ 50
??Credit cards and other loans: $290
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	5	Revolving credit balance:	$3,634	Stated income:	$1-$24,999
Amount delinquent:	$260	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	upright-peace1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ECO-FRIENDLY BEAUTY PRODUCTS
Purpose of loan:
This loan will be used to?MAKE ECO-FRIENDLY SOAP,OILS,SKIN,CANDLES FOR ONLINE SALES???????????????????????????? My financial situation:
I am a good candidate for this loan because?
GENERATE SALES FOR FUTURE JEHOVAH DAY SPA????????
Monthly net income: $
999
Monthly expenses: $
??Housing: $ 240
??Insurance: $ 100
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.53%	Starting borrower rate/APR:	20.53% / 22.77%	Starting monthly payment:	$179.68

Auction yield range:	8.04% - 19.53%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	19 / 16	Length of status:	2y 9m
Credit score:	800-819 (Apr-2010)	Total credit lines:	47	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$5,528	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	openness-channel	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Correction of personal appearance
Purpose of loan:
This loan will be used to fund a procedure that will correct a long standing appearance of a personal nature.? Without getting too personal, my desire is to obtain a plastic surgery procedure without having to use credit cards or use other surgery care funding.? The procedure is low risk.? I am self-employed and do not have to worry about down time.??We have a two earner household and are not facing any fiancial difficulties.

My financial situation:
I am a good candidate for this loan because of my excellent credit history that speaks for itself.? I don't ever get in "over my head."? I would like to try Prosper instead of using a credit card.? I heard about Prosper through a radio money program.? I may pay this loan off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	5%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	1y 5m
Credit score:	660-679 (Apr-2010)	Total credit lines:	16	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	20
Screen name:	bid-brilliance1	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay debts and car repairs
Purpose of loan: Behind on my bills need to get caught up. Just had car worked on set me behind $560.00

My financial situation:
I am a good candidate for this loan because? I work full time and have a steady job. I?just cant't live paycheck to paycheck counting pennies. This would allow me to make comfortable payments and pay this loan off as I save. I had a BK last year and Banks tell me to drop dead. I am just looking for a little help.

Monthly net income: $2550.00 per month?

Monthly expenses: $
??Housing: $ 500.00 rent
??Insurance: $ 90.00?
??Car expenses: $ 310.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 35.00
??Food, entertainment: $ 200.00?
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 100.00 gas for car
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1983	Debt/Income ratio:	33%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	1y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$15	Stated income:	$50,000-$74,999
Amount delinquent:	$16,490	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	21
Screen name:	easylivin	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off IRS
The purpose of this loan will be used to pay off an IRS debt. I made a big mistake during my divorce in 2007. I gave my ex-wife a lump sum payment in lieu of 3 years of alimony. My reason was to give her a good start on her own. My accountant advised me to deduct it on my taxes that year. little did I know, my state is one of the few states that does not allow lump sum payments. They view it as a property settlement. Therefore, I was taxed on it and owe the IRS $13000.

This loan will be used to pay off the $13000. I am currently making payments on this in the amount 0f $550.00/month. However, they are charging me $420.30/month interest and $242.83/month in penalties.

My financial situation: I have a good solid work history. I have worked in the Plastics Industry for over 38 years. I managed a company for over 25 years until the owner lost the company through a poor partnership arrangement. I was out of work for a year and a half. I am currently working for another reputable plastics manufacturer. I have also been working a part time job since January of this year.

I am a good candidate for this loan because? I have always had a good solid credit history until I became unemployed and lost everything. I have done a good job starting over. I am currently making the payments to the IRS and would have no problem paying the Prosper lenders. I would much rather see the money going to Prosper lenders than the IRS

Monthly net income: $ 3380

Monthly expenses: $ 980
?Housing: $550
?Insurance: $60
?Car expenses: $0
?Utilities: $30
?Phone, cable, internet: $40
?Food, entertainment: $400

??Clothing, household expenses $

??Credit cards and other loans: $

??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$846.23

Auction yield range:	8.04% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	38%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	4y 7m
Credit score:	800-819 (Apr-2010)	Total credit lines:	26	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,148	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	trade-radio2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of Dad
Purpose of loan:
This loan will be used to?
pay of dad.
My financial situation:
I am a good candidate for this loan because? I pay all that I owe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$301.86

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2004	Debt/Income ratio:	11%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	11y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	12	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$3,429	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unforgettable-return2	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate credit card
Purpose of loan:
This loan will be used to cosolidate all my credit cards?

My financial situation:
I am a good candidate for this loan because i'm paying all my credit card now i'm just looking to make it easy in one payment?

Monthly net income: $
3500
Monthly expenses: $
??Housing: $ 300????
??Insurance: $ 40
??Car expenses: $ 100
??Utilities: $ 40
??Phone, cable, internet: $50
??Food, entertainment: $300
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 700
??Other expenses: $20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 453851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1988	Debt/Income ratio:	11%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 4	Length of status:	6y 1m
Credit score:	640-659 (Apr-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	5	Revolving credit balance:	$117	Stated income:	$100,000+
Amount delinquent:	$3,121	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	62
Screen name:	wolfejb	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 89% )	640-659 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	4 ( 11% )	560-579 (Sep-2008) 540-559 (Dec-2007) 560-579 (Dec-2006) 520-539 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Assistance Needed
Hardworking professional looking for assistance with loan as I paid off my first Prosper loan back in December 2009. I have a stable job and no problem on repayment of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$46.40

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	1%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	0y 6m
Credit score:	740-759 (Apr-2010)	Total credit lines:	4	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,218	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Gmo41	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Social Venture Inventory Expansion
This loan will be used to fund an inventory expansion for Chaka MarketBridge. Chaka MarketBridge helps artisans in Nicaragua. The artisans use their trade and businesses to provide for their families and make a meaningful impact in their communities.

Chaka buys products from these artisans, allowing them access to greater demand and higher sales, helping them to keep their businesses solvent. To learn more, please visit our website at http://www.chakamarketbridge.com

This business is a venture that four partners and I work at on the side. I have a secure full-time day job, as do my partners. I have worked hard to obtain my excellent credit rating and will do what it takes to maintain it. I can safely make the payments on this loan with my own income, as well as significant savings.

Please help my partners and I make a difference in the lives of Nicaraguan artisans. Thanks for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$373.33

Auction yield range:	14.04% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	69%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 7	Length of status:	2y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	37	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$16,733	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	the-bonus-poem	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get my credit cards paid down
Purpose of loan:
This loan will be used to help pay off bills and to be used for business expenses.

My financial situation:
I am a good candidate for this loan because i have never not?paid off a debt?

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 235
??Insurance: $25
??Car expenses: $ 80
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?125
??Clothing, household expenses $ 0
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 455877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$218.42

Auction yield range:	17.04% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	35%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	3y 4m
Credit score:	660-679 (Apr-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$267	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	frog727	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Patio in Backyard
Purpose of loan:
This loan will be used to finish up my backyard. Putting in a patio is a good investment to my new home..

My financial situation:
I am a good candidate for this loan because I work alot of overtime to pay off my debt.
Monthly net income: $3000+

Monthly expenses: $?1886
??Housing: $ 500
??Insurance: $ 186
??Car expenses: $ 550
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$282.56

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	59%
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	34 / 34	Length of status:	6y 6m
Credit score:	640-659 (Apr-2010)	Total credit lines:	57	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$35,504	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	efficient-payment5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to escape high interest cards!
This loan will be used to pay off a few high interest credit cards that I have. The percentage rates have increased for no reason at all - I have not had a late payment on any account for several years! I am very responsible about paying cards on time, but with these newly higher interest rates, I am getting nowhere on the balances. I really would like this loan to pay these off and tell Citi good-bye! I have a solid job and receive annual increases in pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.13%	Starting monthly payment:	$238.64

Auction yield range:	8.04% - 8.04%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	0.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	6y 9m
Credit score:	780-799 (Apr-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$127	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	coumery	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	780-799 (Apr-2007)
Principal balance:	$830.30	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Personal Use
Purpose of loan:

Using loan proceeds for miscellaneous products.

I previously borrowed 25,000 from Prosper in 2007 and never missed a single payment. Never late, always on time. Currently have zero debts, and have never paid late on any debt in my entire life. I have no mortgage and fixed monthly expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.99%	Starting borrower rate/APR:	22.99% / 25.27%	Starting monthly payment:	$193.52

Auction yield range:	17.04% - 21.99%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	4y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	53	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$5,873	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cjomom	Borrower's state:	Oregon	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,300.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008) 660-679 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
consolidate
Purpose of loan:
This loan will be used to consolidate debt.????

My financial situation:
I am a good candidate for this loan?as I have had? two?Prosper Loans in the past and have never missed a payment.? I have improved my credit score over the period of my last loan.?I am a professional with a steady job and yearly increasing income. ?I have been attempting to improve my credit score and?would like to rid myself of my credit card debt.? My?existing credit card debt interest rates range from 12.5% to 29.99%.? The lower interest rate accounts will not be paid with this loan if the interest rate is higher. I am?in good standing with all of my accounts am not in danger of losing that standing however, I would like to pay them off quicker with the assistance of a Prosper Loan.

income: $ 3560.00

Monthly expenses: $ 2800.00
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 150.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 153.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.10%	Starting borrower rate/APR:	15.10% / 17.27%	Starting monthly payment:	$347.14

Auction yield range:	6.04% - 14.10%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1983	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	0y 8m
Credit score:	740-759 (Apr-2010)	Total credit lines:	36	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$69,262	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thrifty-dedication	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate and reduce debt
I apologize to anyone who bid on my previous loan request, I did not provide enough detail and only 97% was funded before it expired.

Please help my daughter and I to become debt free in 36 months. For 18 months I was under employed, due to an acquisition and reorganization at my former company, Genentech. Although I worked, I made less than ? salary and used credit to bridge the gap. This loan will be used to pay off 3 credit lines at a much higher interest rates to close the accounts. Paying off these 3 credit lines would and save me $520 a month allowing me to pay off my credit cards faster.
Current high interest debt to pay off: current $900 / with loan $375
1.Citibank credit line, $5,030 at $120 month x 36 months
2.Interactions, Ltd. Loan, $2,250 at 10 payments @$360 mo
3.Espirito Santo, $3,620 at $420 month

In August I moved and took a leadership role at a digital advertising firm, Razorfish, working full time. I have 12 years of experience in this high demand discipline and hold a Masters degree from the Institute of Design at IIT. I bought my loft in San Jose, CA. In 2004 and own a second home, without a mortgage, that I rent out to people for vacation during the summer.

My financial situation:
I am an excellent candidate for this loan because I now have ample income to cover this loan, $8,408 net per month (Prosper verified) and my other commitments. In addition, I have rental income on two holiday rental properties, approximately $3,000-$5,000 year. I no longer have a car payment, and reduced my overall monthly living expenses. I have never missed a payment, my focus now is to become debt free in 36 months. Mint.com is helping me track all my expenses and manage my budget to pay off the unsecured debt.

Remaining debt:
$58,362 in Credit cards: $1,100
1.Bank of America, $48,462 at $800 month, $1,300 to pay off in 36 months
2.Chase Bank, $9,800 at $300 month, $425 to pay off in 36 months

Mortgage and rent: $3,013
1.Mortgage $2,671 month - rent at $1,975 = $696
2.Rent $1,575 month
3.Property taxes and HOA dues, $742
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$432.03

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	26%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 8	Length of status:	4y 11m
Credit score:	720-739 (Apr-2010)	Total credit lines:	24	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$18,442	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	soulful-dedication0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my two credit card balances. I am paying approximately 14% and 21% APR on those credit cards. If I could lower the payments on those credit cards, I would be able to use the money for my four year old daughter's Pre-K school.

My financial situation:
I am a good candidate for this loan because I manage all of my household expenses. I am the bread winner of my family and my wife stays home to care for our two four year old and two year old daughters. Budget is very tight every month and I am always looking for new ways to save an extra buck. I have recently paid off about $19,000 in credit card loans under a five year debt management plan.
All of my credit card balances have been from legitimate expenses and not from wild shopping sprees. Most of them have been used to pay for me and my wife's college education. Some of them are from medical expenses?and others have been for emergency car repair, home repairs, etc.
I would rather?pay interest to individual lender's?from Main St. than paying?it to a big?Wall Street bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	5y 8m
Credit score:	660-679 (Apr-2010)	Total credit lines:	16	Stated income:	$25,000-$49,999
Now delinquent:	1	Revolving credit balance:	$3,568
Amount delinquent:	$0	Bankcard utilization:	101%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	violin023	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my card and IRS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	33%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	2y 7m
Credit score:	640-659 (Apr-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,863	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	gellin007	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 4 unsecured loans
Purpose of loan:
I have 4 unsecured loans and?I need to consolidate them immediately and have one payment each month.?
My financial situation:
I own my home and have a full time job

Monthly net income: $
$2500

Monthly expenses: $
??Housing:?0
??Insurance: $ 140
??Car expenses: $ 250
??Utilities: $ 125
??Phone, cable, internet: $?175
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	20.32%
Lender servicing fee:	1.00%	Estimated return:	2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	25 / 23	Length of status:	4y 11m
Credit score:	600-619 (Apr-2010)	Total credit lines:	35	Occupation:	Biologist
Now delinquent:	0	Revolving credit balance:	$17,518	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	asiababy	Borrower's state:	Michigan	Borrower's group:	Achieve Greatness
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (Feb-2008) 600-619 (Apr-2007) 540-559 (Dec-2006)
Principal balance:	$119.55	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
high intrest consolidation
Purpose of loan:
To pay off high intrest debt

My financial situation:?
My husband and I both have full time jobs and have made all payments on time.? We are hard workers and take pride in paying our obligations on time! I have had another prosper loan for almost 3 years and have paid on time with no problems at all!
Hi there!? I am a college graduate and work professionally for?the FAA.?? I have never been 30 days late on a bill in the last 10 years!? I need to pay off a high interest?credit cards so I can start over.? My husband is an automatic door technician and has a very stable job as well. Together we bring in between $4200-5500 per month.? We are also both veterans of the US Air Force and home owners!?
Budget:??
Income??
Mine $1160 Veterans Pension
$1750 from JobTotal $2823??
His $2240 ? T
Total Income Monthly $5063 ? Bills Mortgage $395 2nd Home $240 Car Insurance $240 Truck $362 Car $109 Capital One $240 Student Loan $80.45 Cell Phone $130 JCpenney $25 Nordstrom $40 Target $25 Dell Computer $29 Total Bills $1915.45 ? Total Left $3147.55 Food $250 Utilities $200 Gas $150 Heating $200 Total $800 ? Grand total remaining after all bills paid $2347.55
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	2y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	17	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$8,363	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	punctual-liberty	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Never paid a bill late
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.

Monthly expenses:?
??Housing: $?500?
??Phone, cable, internet: $ 70??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$506.41

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	10y 11m
Credit score:	700-719 (Apr-2010)	Total credit lines:	11	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$12,372	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	money-kitten215	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit card
Purpose of loan:
This loan will be used to pay off current CC's that are at high interest rates

My financial situation:
i have a good credit rating

Monthly net income: $ 4,800

Monthly expenses: $ 2,600
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	4y 1m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,701	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Tyler08	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	700-719 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Great History w/ Prosper
The purpose for this loan is to help assist our business through a pretty significant and rapid growth period.? My business partner (profile is: ruqsaq) and I are return Prosper customers and as you can see in our history, we always made our payments on time and as a matter of fact we paid both our loans off a year early.? All money will be deposited in our business account and all payments will be automatically drafted each month, just like we did with our previous loans.? If you have any questions concerning our business model, feel free to contact us anytime.?

Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$176.55

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	14 / 13	Length of status:	9y 0m
Credit score:	640-659 (Apr-2010)	Total credit lines:	31	Occupation:	Military Enlisted
Now delinquent:	1	Revolving credit balance:	$23,198	Stated income:	$50,000-$74,999
Amount delinquent:	$1,707	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	subtle-money764	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combining Debt
Purpose of loan:
This loan will be used to consolidate credit cards. The credit cards will be closed once paid off.
My financial situation:
I am a good candidate for this loan because I am in the military and your money will be paid back in full or the Navy gets involved. My wife also works full time, we are just struggling a little because our previous tenant did not pay the rent for 3 months. This loan will get us back in control of our finances by?paying off credit cards. We now have a good?tenant and need this loan to pay off credit cards so the extra money can be used towards the rental.?
Monthly net income: $
5200- US Navy
1700- Rental Income

Monthly expenses: $
??Housing: $ 3300
??Insurance: $ 80
??Car expenses: $ 480
??Utilities: $?180
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 75
??Credit cards and other loans: $?300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	39%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	5y 10m
Credit score:	760-779 (Apr-2010)	Total credit lines:	15	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$3,186	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	red-lean-market	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high intrests rates
Purpose of loan:
This loan will be used to pay off high intrest credit cards and 2 high intrest car loans. I would like this loan because it also shortens the amount of time I will pay on the loans to only 3 years, where it seems I just cannot get ahead on my credit cards.

My financial situation:
I am a good candidate for this loan because?I have good credit, am responsible with money and have steady?employment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.32%	Starting borrower rate/APR:	32.32% / 34.73%	Starting monthly payment:	$437.32

Auction yield range:	11.04% - 31.32%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1982	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	7y 11m
Credit score:	680-699 (Apr-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$12,302	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	calm-worth1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to? pay off the total amount owed on a credit card.

My financial situation:
I am a good candidate for this loan because? solid, long-term job with regular income. All bills paid on time - never a late?pay on my credit report

Monthly net income: $52,800 average (avg. appx $1,100 per week - work 48 weeks/year).

Monthly expenses: $ 1,800
??Housing: $?
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,060.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$255.38

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	9 / 9	Length of status:	31y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	34	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$103,624	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	blueeyes58	Borrower's state:	Oklahoma	Borrower's group:	MONEY DIES
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	38 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	640-659 (Mar-2008) 640-659 (Dec-2007) 640-659 (Nov-2007) 620-639 (Jan-2007)
Principal balance:	$1,474.53	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
credit card Consolidation
Thank you so much for my?previous prosper loans.? It helped me get my finances in order.? My Debt ratio has?gone down.? We have also been able to pay off?both vehicles.?

This loan would do the following:? Pay off my?current Prosper loan, pay off?4 credit cards, 2 of which are for dental bills only.? I have never been late on my Prosper payments.?

My budget is as follows:?? Monthly income:? $2387.
300 gas?????????????????????????????Monthly debts:??-1090.
200 utilities??????????????????????????????????????????????? ?1272.?left monthly to?make this payment and?begin a good saving account.?
200 groceries
?90???cell phones
300? insurance
1090 total monthly debts that I pay for.

My husband pays the mortgage and the?car payment.

Thanks again!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.04% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1979	Debt/Income ratio:	72%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	1y 9m
Credit score:	680-699 (Apr-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,507	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ranch176	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MONEY PLEASE!!
Purpose of loan:
Consolidate debt

My financial situation:
Is good but I would like to be able to pay down my debt faster, having multiple payments and interest rates lowers my cash flow, ever since my divorce I have been trying to climb out of the hole I have been in.

Monthly net income: $ 2627.40

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 22.00
??Car expenses: $ 500
??Utilities: $ 0.00
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $ 65.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$143.60

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	61%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	24 / 22	Length of status:	19y 8m
Credit score:	640-659 (Apr-2010)	Total credit lines:	53	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$34,758	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	murphy85	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	3 ( 12% )	680-699 (Jan-2008)
Principal balance:	$4,777.87	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off credit cards
Purpose of loan:
I need your help!? I?have to?pay off the?loan I needed to?pay my taxes within the next 30 days!?I am paying?high interest rates, because my debt is high (it is reducing month by month!)? With my full-time and part-time job, I earn?about $60000 a year.?My credit score is still?good; but it?will?get?better!?I know I ran into a "bad" patch with some late payments in the December time frame (had some major car issues and was paying my son's rent for a few months waiting for his student loans to click in!).? I am back on track and all is good now so my credit score?will improve rapidly,?I have no housing expenses?as I live with my elderly?mom to help?her out.?I really need your help!

My financial situation:
I am a good candidate for this loan as I have proven my responsibility to paying off the first loan?(which will be paid off by October 2010).? I am extremely motivated to do this!? And?I plan on having this loan?paid off within18-24 months.?????

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $500/year
??Car expenses: $ 375/month in payment; $100/month in gas????
??Utilities: $ 0
??Phone, cable, internet: $ 150/month?
??Food, entertainment: $50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$332.33

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	40%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	11y 8m
Credit score:	680-699 (Apr-2010)	Total credit lines:	35	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$49,147	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	interest-worker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to help?pay off my higher interest rate credit cards.?

My financial situation:
I am a good candidate for this loan because I have not made a late payment?in over 5 years.? All my debt payments are up to date.? The only reason I do not have great credit anymore is because my creditors keep lowering my limits everytime I pay off my the debts.? This loan will help pay them off quicker.

Monthly net income: $ 4,780.00

Monthly expenses: $ 3,200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$183.25

Auction yield range:	8.04% - 17.99%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	18 / 16	Length of status:	3y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	28	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$19,299	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	organized-cash2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for college. My husband has been?laid off of his teaching job. With the unknown?of his career,?we feel that it will be beneficial to go back to school and obtain a degree in a marketable area. Financial aid will only cover $950 for the spring & summer session and we?are to cover the rest of the tuition ofut of our own pocket.?We do not have this money?up front.?

My financial situation:
I am a good candidate for this loan because I have a steady paycheck from my teaching job. I am?an honest person trying to make a?good living for myself & my husband. With this, comes a lot of student loans!?

Monthly net income: $3000.00

Monthly expenses: $2665
??Housing: $1039.00
??Insurance: $56.00
??Car expenses: $100.00
??Utilities: $250.00
??Phone, cable, internet: $200.00
??Food, entertainment: $300.00
??Clothing, household expenses $20.00
??Credit cards and other loans: $500.00
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	3y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$3,186	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	mikethemusicman0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to? start paying for some classes at ECU. I am currently waiting on the actual student loans to go through, but for some reason they are taking a little longer than thought. I will be attending starting this summer for my MBA.?Once the student loans get approved, I hope to be paying the loan off early.

My financial situation:
I am a good candidate for this loan because? I have both my income, and my wife's income for this loan. I have paid all payments on time for the last year or more. My credit is a little lower than I would like it and hope this small loan will help improve my credit a little more. Ever since December of 2004, my wife and I have been trying to repair our credit and be better with our money in and out flows. We had a bad year that year with a foreclosure. Please do not let that scare you off. We were young and newly married and really were not prepared for the "real" world out of high school. Since then we have bettered our credit and lifestyle through a lot of hard work. I have been with my company now almost 4 years and she has been with her company about 5 years. The income below is our income together. Our net?income is about 30 percent mine and 70 percent hers since I carry the health insurance for our family. Gross, we make about 50/50.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1150
??Insurance: $ 150
??Car expenses: $?200
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$207.99

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	17y 9m
Credit score:	740-759 (Apr-2010)	Total credit lines:	16	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$14,408	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	asset-sonnet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Cruise
Purpose of loan:
This loan will be used to? finance a wedding cruise.? I'm getting married in June and neither myself or my new wife has ever been on a cruise.

My financial situation:
I am a good candidate for this loan because? good credit history,? stable employment with no chance of being laid off, long time area resident.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$294.66

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	27%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 12	Length of status:	1y 7m
Credit score:	800-819 (Apr-2010)	Total credit lines:	40	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$10,780	Stated income:	$50,000-$74,999
Amount delinquent:	$109	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kindness-mountain4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing ktichen and updating rooms
Purpose of loan:
This loan will be used to update my kitchen and make improvements to other parts of the house

My financial situation:
I am a good candidate for this loan because I have good credit, will not default and have never defaulted on any loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.55%	Starting borrower rate/APR:	14.55% / 16.71%	Starting monthly payment:	$60.28

Auction yield range:	4.04% - 13.55%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	12 / 11	Length of status:	2y 3m
Credit score:	700-719 (Apr-2010)	Total credit lines:	22	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$4,021	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	gain-candy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Really would like your help
Purpose of loan:
This loan will be used to fund upgraded equipment allowing me to perform on higher levels of expectations.

My financial situation:
I am a good candidate for this loan because I am a hard worker working towards?a sucessful business, one that will have strong?morals and principals.I have watched my buisness slowly grow and with the right equipment should become?more profitable.?

Monthly net income: $ 2400

I do own my house as I remodel Im living in a rental townhouse, my low score must be from my pre-divorce days. Since my divorce in 2004, I have not had any negative marks, and pride myself in maintaining my credit.I am seeking a loan for upgrading equipment to be at the upper level of Competitiveness. I choose to use prosper as a different approach to a loan, I have open credit lines but am tired of the?big corporations. I am a small business operator?wanting to keep my money with smaller investors.
My Monthly expenses are? 248 house payment,360 yr home insurance,Vehicles paid for,Phone electric ect 200 Liability Insurance 480 a yr
I have only one child at home

This loan is truly needed, cash flow would not allow me to purchase equipment, sorta a catch 22 need it to become more efficient, yet with out it I wont move forward.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 14.17%	Starting monthly payment:	$432.03

Auction yield range:	11.04% - 11.04%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	169%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 16	Length of status:	2y 7m
Credit score:	760-779 (Apr-2010)	Total credit lines:	28	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$89,287	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	payout-negotiator8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying my SUV
Purpose of loan:
This loan will be used to buy the lease out that is currently coming due on my SUV.?

My financial situation:
I am a good candidate for this loan because I am? have been current on?all my?monthly lease payments.? I have never been deliquent on any loans or credit cards that I have.? I love my vehicle so much that I want to keep the one I have.? I do not want to incur any debt that is greater than what my lease buyout is.? I have low mileage on my vehicle and the payments would be very close to what I am paying now.? If I were to buy a brand new SUV, my payments will almost double.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,675.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$121.01

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	3y 1m
Credit score:	660-679 (Apr-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$21	Stated income:	$25,000-$49,999
Amount delinquent:	$1,939	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	rapid-return	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment Condo Home Purchase
Purpose of loan:
This loan will be used to purchase a small condo home.? Like many other cities, recent real estate prices in my area have dropped considerably.? I have located several inexpensive condo homes for sell.? I plan to use this loan in addition to personal savings as a down payment.

My financial situation:
I am a good candidate for this loan because I have committed to being financially responsible.? The purchase of my first home is the next step in that commitment.? I have chosen to apply for a loan through prosper to avoid committing myself to long term debt with a lot of interest.? I have also chosen to live within my means by applying for a small affordable condo/home rather than attempt to purchase my dream home.? Additionally I have committed to several financial principles including: 1) saving/investing at least 10% of my bring home pay, 2) paying more than the minimum due for all monthly debts, 3) paying all monthly debts on or before the due date.

Monthly net income: $ 2,300.00

Monthly expenses: $
??Housing: $ 325.00
??Insurance: $ 98.00
??Car expenses: $ 275.00 (less than 12 months remaining on loan)
??Utilities: $ 75.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $135.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	13%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	14y 10m
Credit score:	640-659 (Apr-2010)	Total credit lines:	31	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$1,951	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	currency-candy9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying closing cost
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$272.55

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	4y 3m
Credit score:	780-799 (Apr-2010)	Total credit lines:	22	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$22,023	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	hope-caper2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to get old debt off of my back and to see a light at the end of the tunnel.? I have been trying to consolidate debt via credit cards for a couple of years, but minimum payments across multiple cards makes it hard to always be disciplined and to actually plan as to how to "reach the end of the tunnel."? Also, when the payments are across multiple lenders (credit card companies), it is hard to create a set amount of money to save each month as an emergency fund, thereby increasing the chance of a future "emergency" credit card expense (like air conditioner repair I had last month).

My financial situation:
I am a good candidate for this loan because my wife and I have stable, decent-paying jobs with a good employer (Duke University), our education debt is within 1 year of being paid off, and our only child is in kindergarten and out of expensive preschools.? The only other debt we have is one other credit card (which I have had for almost 20 years), $7,000 in student loans (be paid off in 1.5 years), and our mortgage (reasonable at $1,446/ month).? I have recently taken on more responsibility at my current job and there is discussion of a 10% raise for me.? Both my wife and I run different children's mental health programs and have chosen to stay in this relatively non-lucrative work because we believe in the families we are helping.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$170.96

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	8y 9m
Credit score:	760-779 (Apr-2010)	Total credit lines:	16	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$66,748	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	drrehak	Borrower's state:	Pennsylvania	Borrower's group:	ALL DOCTORS MD,DO,OD,DDS,DMD,PhD,DVM,DPM,DC,PharmD,J
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Down Credit Card
Purpose of loan:
I have carried credit card debt too long.? With the new credit card laws, I have seen my interest rate go up above 20%.? I'd like to pay this down a little faster.? I currently pay off a good chunk every month (at least $1000), but with so many other expenses it's not disappearing fast enough.

My financial situation:
I am a good candidate for this loan because I have good cash flow.? My business generates $600,000/yr.? My take home is about 25%.? So I make around $150,000.? I've owned my business for 3 yrs (self employed in the field for 9 yrs.).? I know my financial position will be even better once I pay down all my debts? (business loan, parents business loan, credit cards, and student loans).? My financial position can be even better in the short term if I can lower my interest.? Thanks for looking at my loan listing!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,999.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.44%	Starting borrower rate/APR:	27.44% / 29.78%	Starting monthly payment:	$123.14

Auction yield range:	11.04% - 26.44%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	8%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 8	Length of status:	6y 2m
Credit score:	700-719 (Apr-2010)	Total credit lines:	27	Occupation:	Skilled Labor
Now delinquent:	4	Revolving credit balance:	$995	Stated income:	$25,000-$49,999
Amount delinquent:	$2,107	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lgeuther	Borrower's state:	Illinois	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,999.00	< mo. late:	0 ( 0% )	680-699 (Feb-2010) 660-679 (Sep-2009) 660-679 (Aug-2009) 660-679 (May-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
putting new roof on house
Hello everyone,
This would be my second loan from prosper, the first one was paid on time and just finished. My credit score has improved by more than 100 points since my last loan. I have not been late on the first loan and I have not been late on any of my bills for over 6 years. I also have a very low debt to income ratio. I have also been promoted since my last loan and my income has increased. This loan will help put a new roof on our home. I am hoping that you all will believe in me a second time and help me out with a loan, I promise you will not regret it. Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	11.04% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	3%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	1 / 1	Length of status:	9y 9m
Credit score:	640-659 (Apr-2010)	Total credit lines:	16	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$667	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	power-thunder3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt
Purpose of loan: To pay off existing debt I have.? Do not have much credit card debt.? Mainly old medical bills
This loan will be used topay off old medical bills and catch up on a credit card bill

My financial situation: good
I am a good candidate for this loan because? i have a good job. very secure.? i am not spending money on things i do not need, just trying to pay off medical bills and one credit card bill.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 950????????????
??Insurance: $250??Car expenses: $ none
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $ child support 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.60

Auction yield range:	8.04% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	8 / 8	Length of status:	9y 2m
Credit score:	800-819 (Apr-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$264	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Ruqsaq	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	800-819 (Latest)
Principal borrowed:	$26,500.00	< mo. late:	0 ( 0% )	700-719 (Oct-2007) 740-759 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Great History with Prosper!
Purpose of loan:
This loan is being use to fund the rapid growth of our business.

My financial situation:
I have been self employed since 2001. My family carries no debt other than a small student loan. I have not been late on any payment in the last 10 years. As you can see I borrowed $25k from prosper three years ago and paid the loan on time and paid it off a year early. We are now in another growth spurt and are looking for another injection of cash. Thank you for considering me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	3.04% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	18%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 11	Length of status:	2y 3m
Credit score:	800-819 (Apr-2010)	Total credit lines:	26	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,764	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Sabrus	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Being recently married, we both have some small debt to pay off and want to consolidate the payments into one.credit cards for my n

My financial situation:
I am a good candidate for this loan because I and wife have income stability and have a clear path to be credit debt free.
I have an excellent credit history and record of never paying late on previous loans I have acquired.? I would rather support my peers in lending than the large credit companies.? Thanks for the opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	20y 3m
Credit score:	640-659 (Apr-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,773	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	georgyb	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,700.00	< mo. late:	0 ( 0% )	640-659 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Continue work as an artist
Quite pleased with self as I managed to pay off my previous Prosper loan early. The money was put to good use as I was able, among other pursuits, to complete a book of short stories (The Woman on the Train). It will be ready for the printer as soon as changes to the cover art - I will be using a cartoon of a woman on a train that a fellow artist did up for me - are completed (approximate time line: one month). I have also managed to complete six art/photograpy courses toward my BFA. All of this while dealing, unfortunately, with Stage III cancer treatments.
Purpose of loan: Even though I had never missed a payment or been late, my credit card companies raised my rates (along with a bunch of other people?s rates) as high as allowable before the new law went into effect. Yes, they did and it has proven impossible to get the balances down much or paid off. One was but then I had to buy a new computer (got a great student price from Apple, incidentally). Anyhow, the combined payments are greater than would be the case if I was able to consolidate through a Prosper loan at a better rate.undefined

My financial situation: My credit score was lowered from 680, which was decent for someone in my financial situation, when the credit card companies hit me with the higher rate. I have always paid my bills on time and have repaid past personal loans as agreed. As noted, paid off prior Prosper loan before due date.

Monthly net income: $694 (I do get assistance with rent)

Monthly expenses: $
??Housing: $110.00
??Insurance: $ 0
??Car expenses: $0
??Utilities: $60.00
??Phone, cable, internet: $65.00
??Food, entertainment: $180.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1993	Debt/Income ratio:	18%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	27y 4m
Credit score:	720-739 (Apr-2010)	Total credit lines:	38	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$9,518	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	dann	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	59 ( 94% )	720-739 (Latest)
Principal borrowed:	$4,700.00	< mo. late:	4 ( 6% )	580-599 (Jan-2008) 620-639 (Dec-2006)
Principal balance:	$492.37	1+ mo. late:	0 ( 0% )
Total payments billed:	63
Description
UNPLANNED TRIP TO SEE FUTURE WIFE
Purpose of loan:
Unplanned trip to see future wife.???Last trip December/January 2010.?

My financial situation:
I am a great candidate for this loan because?I am paying not only on time for a house; I am paying on the principle which allows me flexibility to put it on the market 01 June at currrent market value.??I have far less than the average American in revolving credit at $10K TOTAL
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$273.73

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	10y 3m
Credit score:	680-699 (Apr-2010)	Total credit lines:	17	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$9,656	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	marketplace-persimmon	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
USED MOTORCYCLE
Purpose of loan:
This loan will be used to?Purchanse a motorcycle from a individual?

My financial situation:
I am a good candidate for this loan because? I am currently makeing the payments through American Eagle?under my girlfriends name and?have insurance in my name. I recently did a loan modification on my home and?earned a substancial raise @ work.?

Monthly net income: $ 4,400.00

Monthly expenses: $
??Housing: $ 1,200.00
??Insurance: $ 120.00
??Car expenses: $ 400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 35.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	3y 10m
Credit score:	660-679 (Apr-2010)	Total credit lines:	30	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$575	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	41
Screen name:	hawksrock01	Borrower's state:	Illinois	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 82% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	6 ( 18% )	680-699 (Oct-2009) 600-619 (Jun-2007)
Principal balance:	$389.84	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Bringing it all together...
Purpose of loan:
This loan will be used to consolidate a series of smaller balances and the rest of what is owed on my car into one convenient monthly payment.

My financial situation:
I am a good candidate for this loan because I have a stable income and have completed the loan process successfully through Prosper before.

Monthly net income: $ 2530

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 65
??Car expenses: $ 310
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 225
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 325
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$201.45

Auction yield range:	17.04% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	10%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	3y 10m
Credit score:	680-699 (Apr-2010)	Total credit lines:	12	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$2,334	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	perfect-credit	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards/debt
Purpose of loan:
This loan will be used to consolidate bills, pay credit cards/debt off.

My financial situation:
I am a good candidate for this loan because I have sufficient income and a stable job. I have good credit and payment history.? The only negative item on my credit report is a judgement for $100 due to an unpaid dentist bill. I had moved right after getting wisdom teeth pulled and they continued to send the bill to my old address.? I first learned that I owed the?$100 when it finally appeared on my credit report.??I am responsible, dependable, hard-working and honest. My family and I recently purchased our first home and it would be great to consolidate/pay off our credit cards/debt and build a nest egg again.? Feel free to ask me anything. Thanks so much for reading and for your consideration.

Monthly net income: $ 6000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$795.79

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	52%
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 8	Length of status:	3y 4m
Credit score:	640-659 (Apr-2010)	Total credit lines:	17	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$22,647	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	interest-mechanic5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To start a better life! :
Purpose of loan:
This loan will be used to repay my debts. I really need help with consolidating my payments. I am making 4 different payments every month and it is really hard to keep up with that. I got into debts when i was in school and had to pay for transportation, food and books and other personal expenses. I was not fortunate enough to have my parents pay for me :(( thats why i got into debts. But right now i am ready to start a new life, i have a good job and i have never ever been late with any payments. I am very responsible and reliable person. I will appreciate your help :))

New Life Financial ServicesMy financial situation:
I am a good candidate for this loan because I am responsible and reliable! Never have been late with any payments.

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $?300
??Insurance: $?50?
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 9.59%	Starting monthly payment:	$351.08

Auction yield range:	3.04% - 8.25%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	14%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	4y 0m
Credit score:	820-839 (Apr-2010)	Total credit lines:	33	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$10,850	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	open-minded-market193	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card rate is too high!
I would like to replace my credit card payments with a new source of funds--one with a lower interest rate and hopefully a lower monthly payment.? Really, I just don't like the fact that my bank arbitrarily raised my interest rate to around 14% (up from 8.9%).? It rubs me the wrong way maybe.? I have a very consistent payment history, and should have no problem continuing to make all payments on time.? I am simply looking for more of what I consider to be a "fair" rate.? That is all.??Thank you!
Information in the Description is not verified.